Exhibit (h)(23) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

EIGHTH AMENDMENT

TO

AGENCY AGREEMENT FOR

SECURITIES LENDING TRANSACTIONS

This Eighth Amendment to Agency Agreement for Securities Lending Transactions (“Amendment”) effective as of the Effective Date (as defined below), by and between CITIBANK, N.A., a national banking organization (the “Bank”) and each of the registered investment companies listed on Exhibit B to the Agency Agreement, as amended (as defined below) (each such company, as “Customer” or “Fund”). Capitalized terms used herein without definition shall have the meaning assigned thereto in the Agency Agreement.

WHEREAS, the Bank and the Customer are parties to a Agency Agreement for Securities Lending Transactions dated as of October 4, 2004, as the same has been subsequently amended (the “Agency Agreement”); and

WHEREAS, the Bank and the Customer desire to amend the Agency Agreement to provide for the addition of new Customers under the Agency Agreement and to make such other amendments as outlined in this Amendment.

NOW THEREFORE, the Bank and the Customer, intending to be legally bound, hereby agree as follows:

1.	This Amendment shall be effective on the date of the receipt by the Customer of notice from the Bank that loans and collateral for Customers listed in Part B of the Exhibit B hereto are transferred to the books and records of Citibank, N.A., as agent (such date the “Effective Date”).

2.	Section 1 of the Agency Agreement is hereby amended by deleting the definition of “Securities” and replacing such definition in its entirety as follows:

“'Securities' means certain fixed income and equity securities of each of the Customers identified on Exhibit B hereto.”

3.	Section 5 of the Agency Agreement is hereby amended by deleting the first sentence of such section and replacing such sentence with the following:

“Each Customer and Bank shall share 90/10, respectively, the aggregate income earned from such Customer’s Loaned Securities and Approved Investments after the payment of all fees, charges, interest or commissions made with respect to such Loaned Securities.”

4.	The Agency Agreement shall be amended by adding a new Section 17 as follows:

“The Customer hereby authorizes the Bank to use the MetsWeb System, to execute and report to the Customer certain Loans hereunder. Customer acknowledges that until December 31, 2011 (or such later date as the Customer may be notified), Wells Fargo Bank, N.A. shall provide application support and data center hosting for the MetsWeb System and as such certain employees of the Wells Fargo Bank, N.A. may have access to Loan information. The Customer hereby consents to the use of such system by the Bank and access by Well Fargo Bank, N.A. during the period noted herein; provided, that Citibank shall ensure that the employees of Wells Fargo that have access to Loan information are bound by the confidentiality agreement dated February 24, 2006 between Citibank N.A. and Federated Investment Management Company.”

5.	The Agency Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, therefor.

6.	Except to the extent specifically amended by this Amendment, the provisions of the Agency Agreement shall remain unmodified, and the Agency Agreement and the other documents and certificates referred to in the Agency Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. This Amendment shall be construed in accordance with the laws of the State of New York.

7.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers and this Amendment shall be effective as of the Effective Date as defined above.

CITIBANK, N.A., Bank EACH REGISTERED INVESTMENT COMPANY ON BEHALF OF ANY APPLICABLE SERIES COMPANY, LISTED ON EXHIBIT B, ATTACHED HERETO

By: /s/ Laurie Zeppieri By: /s/ Richard A. Novak

Authorized Fund Representative

Name: Laurie Zeppieri Name: Richard A. Novak

Title: Managing Director Title: Treasurer

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Global Macro Bond Fund

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust:

Federated Duration Plus Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated Large-Cap Growth Fund

Federated Market Opportunity Fund

Federated Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Fund

Federated Equity Income Fund, Inc.

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Capital Appreciation Fund II

Federated Capital Income Fund II

Federated Kaufmann Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Mid-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Asset Allocation Fund (formerly, Federated Stock and Bond Fund)

Federated World Investment Series, Inc.:

Federated International Capital Appreciation Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

NINTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Ninth Amendment (the “Amendment”) dated as of December 2, 2011, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Laurie Zeppieri
Name: Richard A. Novak	Name: Laurie Zeppieri
Title: Treasurer	Title: Managing Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Global Macro Bond Fund

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Asset Allocation Fund

Federated Core Trust:

Federated Duration Plus Core Fund

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated Large-Cap Growth Fund

Federated Market Opportunity Fund

Federated Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

(formerly, Federated Capital Income Fund I)I

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Mid-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

(formerly, Federated International Capital Appreciation Fund)

Federated International Leaders Fund

Federated International Small-Mid Company Fund

TENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 18, 2013, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By:/s/ Richard A. Novak	By: /s/ Barry Winter
Name: Richard A. Novak	Name: Barry Winter
Title: Treasurer	Title: Managing Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent Dollarbear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Absolute Return Fund

(formerly, Federated Market Opportunity Fund)

Federated Capital Appreciation Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

(formerly, Federated Mid-Cap Growth Strategies Fund)

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

(formerly, Federated Asset Allocation Fund)

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

(formerly, Federated Capital Appreciation Fund II)

Federated Managed Volatility Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

ELEVENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 22, 2013, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Richard A. Novak	By: /s/ Richard Kissinger
Name: Richard A. Novak	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Intermediate Government/Corporate Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III:

Federated Project and Trade Finance Core Fund

Federated Equity Funds:

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust:

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust:

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series:

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.:

Federated International Bond Fund

Federated MDT Series:

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.:

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

TWELFTH AMENDMENT

TO

AGENCY AGREEMENT FOR

SECURITIES LENDING TRANSACTIONS

This Twelfth Amendment (“Amendment”) to Agency Agreement for Securities Lending Transactions effective as of March 6, 2014, by and between CITIBANK, N.A., a national banking organization (the “Bank”) and each of the registered investment companies listed on Exhibit B to the Agency Agreement (as defined below), as amended (each such company, a “Customer” or “Fund”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agency Agreement.

WHEREAS, the Bank and the Customer are parties to an Agency Agreement for Securities lending Transactions dated as of October 4, 2004, as the same has been subsequently amended (the “Agency Agreement”); and

WHEREAS, the Bank and the Customer desire to amend the Agency Agreement to provide for the Bank to act as subcustodian for the Customer in order to facilitate the settlement of securities loans and the termination of securities loans.

NOW, THEREFORE, the Bank and the Customer, intending to be legally bound, hereby agree as follows:

1.	The first sentence of Section 2.1 of the Agency Agreement is hereby amended to read in its entirety as follows:

“Each Customer hereby appoints Bank to act as its Agent to lend Securities held by the Custodian on behalf of such Customer to Approved Counterparties from time to time as set forth in this Agreement, and to act as its subcustodian to effect Loans and Loan terminations by delivering Securities to and receiving Securities from Approved Borrowers or their custodians or agents, to instruct the Custodian to receive and deliver securities, as applicable, to effect such Loans and Loan terminations, and to settle Cash Collateral and Securities Collateral with the Custodian on a net settlement basis daily.”

2.	A new section 4.7 is added to the Agency Agreement, said Section 4.7 to read in its entirety as follows:

4.7 Regarding Collateral Settlements. (a) Market infrastructures are public utilities, external telecommunications facilities and other common carriers of electronic and other messages, and external postal services. Market infrastructures are not delegates of the Bank.

(b)       Securities deposited with clearance systems hereunder will be subject to the laws, rules, statements of principle and practices of such clearance systems. Clearance Systems are not delegates of the Bank.

(c)       The Bank may from time to time appoint subcustodians and administrative support providers and to use or participate in market infrastructures and clearance systems.

(d)       Administrative support providers are those persons utilized by the Bank to perform ancillary services of a purely administrative nature such as couriers, messengers or other commercial transport systems.

(e) The Bank shall act in good faith and use reasonable care in the selection and continued appointment of third party subcustodians and administrative support providers, but shall otherwise have no responsibility for performance by such persons of any of the duties delegated hereunder. The Bank shall be responsible for any loss or damage suffered by the Customer resulting from the Bank’s negligence, willful misconduct or fraud or the negligence, willful misconduct or fraud of its nominees or any branch or subsidiary. Under no circumstances will the Bank be liable to the Customer for consequential loss or damage, even if advised of the possibility of such loss or damage.

(f)       The Bank may deposit or procure the deposit of assets with any clearance system as required by law, regulation or best market practice. The Bank has responsibility for selection or appointment of, or for performance by, any clearance system or market infrastructure.

(g)       In performing settlements of Collateral against Loaned Securities:

(i)	At no time will the Bank release securities to a borrower without prior receipt of Collateral or simultaneous receipt of Collateral. As to the Loans, at no time will the Bank release Collateral to a borrower with prior receipt or simultaneous receipt of the Loaned Securities.

(ii)	When acting as a subcustodian under this Agreement the Bank shall perform its obligations with due skill, care and diligence as determined in accordance with the standards and practices of a professional custodian for hire in the markets or jurisdictions in which Bank performs services under the Agreement and maintains securities and cash for the Customer.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and this Amendment shall be effective as of the date first written above.

CITIBANK, N.A.	EACH REGISTERED INVESTMENT
COMPANY ON BEHALF OF ANY
APPLICABLE SERIES COMPANY
LISTED ON EXHIBIT B TO THE AGENCY
AGREEMENT

By: /s/ Patrick Avitabile	By: /s/ Lori A. Hensler
Name: Patrick Avitabile, Managing Director	Name: Lori A. Hensler
Title: Global Head of Equity Trading	Title: Fund Treasurer
ICG Securities Finance
Global Transaction Services
388 Greenwich Street, NY, NY 10013
Office: 212-723-5333 Fax: 212-723-8501
Email: Patrick.m.avitabile@citi.com

THIRTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 12, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Inflation-Protected Securities Core Fund

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

(formerly, Federated Intermediate Government/Corporate Fund)

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

FOURTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of April 30, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Intermediate Government Fund, Inc.

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

FIFTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of June 13, 2014, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. The changes are indicated in bold italics.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

PART A

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

Federated Fixed Income Securities, Inc.

Federated Strategic Income Fund

Federated Income Securities Trust

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Unconstrained Bond Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated Adjustable Rate Securities Fund

Federated GNMA Trust

Federated Government Income Securities, Inc.

Federated Income Trust

Federated Total Return Government Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

PART B

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Global Allocation Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Muni and Stock Advantage Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Insurance Series

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

SIXTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 26, 2015, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. Federated GNMA Trust merged into Federated Government Income Trust (formerly Federated Income Trust) at close of business on January 23, 2015.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated Income Securities Trust

Federated Capital Income Fund

Federated Enhanced Treasury Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

SEVENTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of February 10, 2016, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefor. Federated GNMA Trust merged into Federated Government Income Trust (formerly Federated Income Trust) at close of business on January 23, 2015. Federated Equity Advantage Fund, Emerging Markets Core Fund, and Federated International Dividend Strategy Portfolio added.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: _/s/ Lori A. Hensler_________________________	By: /s/ Richard Kissinger_______________________
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Enhanced Treasury Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated International Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

EIGHTEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of September 1, 2016, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a) The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated International Bond Fund will be changing its name to Federated Global Total Return Bond Fund on December 8, 2016. Also, Federated Enhanced Treasury Income Bond Fund of Federated Income Securities Trust was liquidated at the close of the business day on August 12, 2016.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By:_/s/ Lori A. Hensler	By: _/s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Strategies Fund

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

(Formerly known as Federated International Bond Fund)

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

NINETEENTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of January 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Global Strategic Value Dividend Fund will be added and become effective January 1, 2017.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: John Biello
Name: Lori A. Hensler	Name: John Biello
Title: Treasurer	Title: Vice President, Citibank, N.A.

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund (formerly Federated MDT Mid-Cap Growth Strategies Fund)

Federated Managed Risk Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Stock Trust

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTIETH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of March 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(b)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated MDT Stock Trust changed its name to Federated MDT Large Cap Value Fund.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated InterContinental Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Managed Volatility Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Large Cap Value Fund

(formerly Federated MDT Stock Trust)

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Managed Volatility Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Securities, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-FIRST AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of August 1, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(c)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Managed Volatility Fund and Federated Emerging Markets Equity Fund were liquidated. Federated Intercontinental Fund will be reorganized into Federated International Leaders Fund on August, 25, 2017. In addition, Federated MDT Equity Trust and its portfolio Federated MDT Large Cap Value Fund are being added August 31, 2017, and Federated Municipal Securities Fund, Inc. changed its name to Federated Municipal Bond Fund, Inc.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Clover Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Equity Trust

Federated MDT Large Cap Value Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated MDT Large Cap Value Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-SECOND AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 15, 2017, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(d)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Prudent DollarBear Fund reorganized into Federated Global Total Return Bond Fund on September 22, 2017. Federated Clover Value Fund along with the standalone Federated MDT Large Cap Value Fund were reorganized into Federated MDT Large Cap Value Fund, a portfolio of Federated MDT Equity Trust, on December 8, 2017. Federated New York Municipal Income Fund was also reorganized into Federated Municipal Bond Fund, Inc. on December 8, 2017.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Tail Risk Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Equity Trust

Federated MDT Large Cap Value Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-THIRD AMENDMENT TO THE

AGENCY AGREEMENT

THIS TWENTY-THIRD AMENDMENT effective as of February 12, 2018 (the “Amendment”) hereby amends the Global Securities Lending Agency Agreement (the “Agency Agreement”) dated as of October 4, 2004 as assigned and amended from time to time, between each of the registered investment companies listed on Exhibit B to the Agency Agreement (each such company a “Customer” or a “Fund”) and Citibank, N.A. (“Bank”) (collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meaning given to them in the Agency Agreement.

WHEREAS, the Customer wishes to amend the Agency Agreement to set forth the market standard borrowing agreements;

WHEREAS, the Customer wishes to amend the Agency Agreement as set forth in this Amendment to provide for the Bank’s entry into “pay-to-hold” arrangements (“P2H Reservation”) on behalf of the Customer.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

1.	Schedule IV

A new Schedule IV is hereby added to the Agency Agreement in the form attached hereto.

2.	P2H Reservation

A.	As used herein, “P2H Reservation” means an arrangement between the Bank and an Approved Borrower pursuant to which the Bank, on behalf of the Customer, will cause securities maintained in Designated Accounts to be held in reserve for possible future borrowing by the Approved Borrower.

B.	A P2H Reservation shall be treated as a Loan for all purposes under the agency Agreement except that:

a.	The Customer shall have no obligation to deliver, and the Bank shall not deliver, the securities subject to the P2H Reservation to the Approved Borrower, whether by causing such securities to be credited to the Approved Borrower’s securities account or otherwise, and all incidents of ownership of such securities (including all dividends and distributions thereon) shall be and remain the property of the Lender.

b.	The Approved Borrower shall have no obligation to provide Collateral with respect to a P2H Reservation.

c.	The fee payable by the Approved Borrower to the Customer with respect to the P2H Reservation shall be negotiated by the Bank with the Approved Borrower. The Bank agrees that it will seek in good faith to establish such fee at a rate that is consistent with then-current industry norms for lending fees established for securities loan transactions.

d.	The income from a P2H Reservation shall be split between the Customer and the Bank in the same proportion as fees from ordinary loans.

C.	The Bank shall cause the Securities Lending Agreement between the Bank and an Approved Borrower with which the Bank enters into a P2H Reservation to conform to the provisions of the Agency Agreement as modified by this Amendment.

D.	A P2H Reservation, unless earlier terminated by the Customer, may be converted to a Loan if requested by the Approved Borrower and agreed by the Bank. The provisions of the Agency Agreement and the applicable Securities Lending Agreement (including all fees due to the Customer thereunder) shall apply to a Loan resulting from conversion of a P2H Reservation on the same basis as such provisions apply to a Loan that has not been subject to a P2H Reservation.

3.	Miscellaneous

a)	This Amendment supplements and amends the Agency Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agency Agreement or any provisions of the Agency Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

b)	Each reference to the Agency Agreement in that document and in every other agreement, contract or instrument to which the Parties are bound, shall hereafter be construed as a reference to the Agency Agreement as separately amended by this Amendment. Except as provided in this Amendment, the provisions of the Agency Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by each party hereto.

c)	This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed all as of the day and year first above written.

EACH REGISTERED INVESTMENT COMPANY

ON BEHALF OF ANY APPLICABLE SERIES COMPANY

LISTED ON EXIBIT B TO THEAGENCY AGREEMENT

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Fund Treasurer

Date: February 22, 2018

Acknowledged and agreed:

CITIBANK, N.A., as Agent

By: /s/ Richard Kissinger

Name: Richard Kissinger

Title: Director

Schedule IV

to the Global Securities Lending Agency Agreement,

Between CITIBANK, N.A., As the Agent

and the Lender

MARKET STANDARD LENDING AGREEMENTS

APPLICABLE LENDING AGREEMENT*
Global Master Securities Lending Agreement (May 2000) and (January 2010) Master Securities Lending Agreement (1984) Master Securities Loan Agreement (2000 version)

* Note: Agent shall provide Lender with a copy of the applicable Lending Agreement upon request.

TWENTY-FOURTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of September 1, 2018, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(a)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated MDT Equity Trust changed its name to Federated Adviser Series on August 15, 2018, and Federated Hermes SDG Engagement Equity Fund was added to Federated Adviser Series. On August 17, 2018, Federated Managed Tail Risk Fund II merged into Federated Managed Volatility Fund II.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Lori A. Hensler	By: /s/ Richard Kissinger
Name: Lori A. Hensler	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes SDG Engagement Equity Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large-Cap Growth Fund

Federated MDT Small-Cap Core Fund

Federated MDT Small-Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust

TWENTY-FIFTH AMENDMENT TO

AGENCY AGREEMENT FOR SECURITIES LENDING TRANSACTIONS

BETWEEN

EACH OF THE REGISTERED INVESTMENT COMPANIES

ON BEHALF OF ITS RESPECTIVE SERIES COMPANIES LISTED ON EXHIBIT B

AND

CITIBANK, N.A.

This Amendment (the “Amendment”) dated as of December 1, 2018, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B thereto (each a “Fund”), and Citibank, N.A. (“Bank”).

Reference is made to an Agency Agreement for Securities Lending Transactions dated October 4, 2004 by and between certain of the Funds and the Bank, as amended from time to time, and as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”). The Funds and the Bank both desire to amend the Agreement to provide for the addition of new Funds to the Agreement.

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement in the following respects:

1.       Definitions. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.       Amendments.

(b)	The Agreement is hereby amended by deleting Exhibit B (List of Registered Investment Companies) thereto in its entirety and substituting the Exhibit B attached hereto, respectively, therefore. Federated Adviser Series is adding four new funds; Federated Hermes Global Equity Fund and Federated Hermes Global Small Cap Fund which will become effective on or about February 15, 2019. Also, Federated Hermes Absolute Return Credit Fund and Federated Hermes Unconstrained Credit Fund will become effective on or about March 29, 2019.

3.       Miscellaneous. Except to the extent specifically amended by the Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and superseded all prior and current understanding and agreements, whether written or oral. The Amendment shall be construed in accordance with the laws of the State of New York.

4.       Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as an instrument under the seal by their duly authorized officers by affixing their signatures below.

Each registered investment company on behalf of its respective series as listed on Exhibit B, severally and jointly	CITIBANK, N.A.

By: /s/ Deborah M. Molini	By: /s/ Richard Kissinger
Name: Deborah M. Molini	Name: Richard Kissinger
Title: Treasurer	Title: Director

Exhibit B

This Exhibit is attached to and made part of the Agency Agreement for Securities Lending Transactions dated the 4th day of October, 2004, as amended from time to time, is between each of the registered investment companies on behalf of its respective series companies, if any, listed on Exhibit B and Citibank, N.A.

Registered Investment Companies and Respective Series Companies

Federated Adjustable Rate Securities Fund

Federated Adviser Series

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated MDT Large Cap Value Fund

Federated Core Trust

Emerging Markets Core Fund

Federated Bank Loan Core Fund

Federated Mortgage Core Portfolio

High Yield Bond Portfolio

Federated Core Trust III

Federated Project and Trade Finance Core Fund

Federated Equity Funds

Federated Absolute Return Fund

Federated Clover Small Value Fund

Federated Global Strategic Value Dividend Fund

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Municipal Ultrashort Fund

Federated Strategic Income Fund

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated High Yield Trust

Federated Equity Advantage Fund

Federated Income Securities Trust

Federated Capital Income Fund

Federated Fixed Income Opportunity Fund

Federated Floating Rate Strategic Income Fund

Federated Fund for U.S. Government Securities

Federated Intermediate Corporate Bond Fund

Federated Muni and Stock Advantage Fund

Federated Real Return Bond Fund

Federated Short-Term Income Fund

Federated Index Trust

Federated Max-Cap Index Fund

Federated Mid-Cap Index Fund

Federated Institutional Trust

Federated Government Ultrashort Duration Fund

Federated Institutional High Yield Bond Fund

Federated Short-Intermediate Total Return Bond Fund

Federated Insurance Series

Federated High Income Bond Fund II

Federated Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Fund for U.S. Government Securities II

Federated Quality Bond Fund II

Federated International Series, Inc.

Federated Global Total Return Bond Fund

Federated Investment Series Funds, Inc.

Federated Bond Fund

Federated MDT Series

Federated MDT All Cap Core Fund

Federated MDT Balanced Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Core Fund

Federated MDT Small Cap Growth Fund

Federated Managed Pool Series

Federated Corporate Bond Strategy Portfolio

Federated High-Yield Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Bond Strategy Portfolio

Federated Mortgage Strategy Portfolio

Federated Municipal Bond Fund, Inc.

Federated Municipal Securities Income Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated Mortgage Fund

Federated Total Return Bond Fund

Federated Ultrashort Bond Fund

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Intermediate Municipal Trust

Federated Intermediate Municipal Trust